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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   September 25, 2003
                                                          ---------------------

MORGAN STANLEY ABS CAPITAL I INC. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2003 providing for, inter alia, the issuance of Morgan Stanley ABS Capital I Inc. Mortgage Pass-Through Certificates Series 2003-NC8)

                       Morgan Stanley ABS Capital I Inc.
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             (Exact Name of Registrant as Specified in its Charter)




                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



       333-104046-12                                    13-3939229
  ----------------------                    ----------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)



         1585 Broadway, New York, New York                    10036
         ---------------------------------                    ----------
         (Address of Principal Executive Offices)             (Zip Code)


                                 (212) 296-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         Description of the Certificates and the Mortgage Pool.

         On September 25, 2003, a single series of certificates, entitled Morgan Stanley ABS Capital I Inc., Mortgage Pass-Through Certificates, Series 2003-NC8 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 2003, among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), The Provident Bank, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee. The Certificates consist of ten classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class M-1 Certificates", "Class M-2 Certificates", the "Class M-3 Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the " Class B-3 Certificates", the "Class X Certificates", the "Class P Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, sub-prime, adjustable- and fixed-rate, fully amoritizing residential mortgage loans (the "Mortgage Loans"), having as of the close of business on September 1, 2003 (the "Cut-off Date"), an aggregate principal balance of approximately $1,361,221,758 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Class A-2, the Class M-1, the Class M-2, the Class M-3, the Class B-1, the Class B-2 and the Class B-3 Certificates were publicly offered, as described in a Prospectus, dated July 25, 2003, and a Prospectus Supplement, dated September 22, 2003, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated August 13, 2003, among the Depositor, Morgan Stanley & Co. ("MS&Co."), Utendahl Capital Partners L.P. ("UCP") and Blaylock & Partners, L.P. ("B&P") (MS&Co., UCP and B&P being referred to herein, collectively, as the "Underwriters"). The Depositor sold the Class A-1 Certificates to MS&Co., B&P and UCP as initial purchasers (collectively, in such capacity, the "Initial Purchasers") pursuant to a certificate purchase agreement dated September 25, 2003, among the Depositor and the Initial Purchasers.

         Each Class of Certificates (other than the Class P Certificates and Class R Certificate) will have an approximate initial certificate principal balance ("Certificate Balance"). The Class A-1 Certificates have an approximate initial aggregate Certificate Balance of $708,882,000. The Class A-2 Certificates have an approximate initial aggregate Certificate Balance of $386,901,000. The Class M-1 Certificates have an approximate initial aggregate Certificate Balance of $87,118,000. The Class M-2 Certificates have an approximate initial aggregate Certificate Balance of $71,464,000. The Class M-3 Certificates have an approximate initial aggregate Certificate Balance of $23,822,000. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $20,418,000. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $14,293,000. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $17,696,000. The Class X Certificates have an approximate initial aggregate Certificate Balance of $30,627,758. The Class P Certificates and the Class R Certificate will not have an approximate initial aggregate Certificate Balance.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

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Exhibit
  No.       Document Description
--------    --------------------

4.1 Pooling and Servicing Agreement, dated as of September 1, 2003, among Morgan Stanley ABS Capital I Inc. as depositor, The Provident Bank as servicer, NC Capital Corporation as responsible party and Deutsche Bank National Trust Company as trustee.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Morgan Stanley ABS Capital I Inc.
                                             (Registrant)




Dated: September 30, 2003                          By: /s/ Valerie H. Kay
                                                       ------------------
                                                   Name: Valerie H. Kay
                                                   Title: Authorized Signatory


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                                INDEX TO EXHIBITS




Exhibit
  No.             Document Description
--------          --------------------

4.1 Pooling and Servicing Agreement, dated as of September 1, 2003, among Morgan Stanley ABS Capital I Inc. as depositor, The Provident Bank as servicer, NC Capital Corporation as responsible party and Deutsche Bank National Trust Company as trustee.